Borrowings	12 Months Ended
Dec. 27, 2014
Debt Disclosure [Abstract]
Borrowings [Text Block]
Note 15: Borrowings
Short-Term Debt
Our short-term debt at the end of each period was as follows:

(In Millions)	Dec 27, 2014	Dec 28, 2013
Drafts payable	$16	$257
Notes payable	—	24
Commercial paper	500	—
Current portion of long-term debt	1,088	—
Short-term debt	$1,604	$281

We have an ongoing authorization from our Board of Directors to borrow up to $3.0 billion. This ongoing authorization includes borrowings under our commercial paper program. Maximum borrowings under our commercial paper program in 2014 were $2.4 billion ($300 million in 2013). We had $500 million of outstanding commercial paper as of December 27, 2014 (zero as of December 28, 2013). Our commercial paper was rated A-1+ by Standard & Poor’s and P-1 by Moody’s as of December 27, 2014.
Long-Term Debt
Our long-term debt at the end of each period was as follows:

(In Millions)	Dec 27, 2014	Dec 28, 2013
2012 Senior notes due 2017 at 1.35%	$2,998	$2,997
2012 Senior notes due 2022 at 2.70%	1,495	1,494
2012 Senior notes due 2032 at 4.00%	744	744
2012 Senior notes due 2042 at 4.25%	924	924
2011 Senior notes due 2016 at 1.95%	1,499	1,499
2011 Senior notes due 2021 at 3.30%	1,997	1,996
2011 Senior notes due 2041 at 4.80%	1,490	1,490
2009 Junior subordinated convertible debentures due 2039 at 3.25%	1,088	1,075
2005 Junior subordinated convertible debentures due 2035 at 2.95%	960	946
Total long-term debt	13,195	13,165
Less: current portion of long-term debt	(1,088)	—
Long-term debt	$12,107	$13,165

Senior Notes
In the fourth quarter of 2012, we issued $6.2 billion aggregate principal amount of senior unsecured notes for general corporate purposes and to repurchase shares of our common stock pursuant to our authorized common stock repurchase program. In the third quarter of 2011, we issued $5.0 billion aggregate principal amount of senior unsecured notes, primarily to repurchase shares of our common stock pursuant to our authorized common stock repurchase program, and for general corporate purposes.
Our senior notes pay a fixed rate of interest semiannually. We may redeem our senior notes, in whole or in part, at any time at our option at specified redemption prices. The senior notes rank equally in right of payment with all of our other existing and future senior unsecured indebtedness and will effectively rank junior to all liabilities of our subsidiaries.
Convertible Debentures
In 2009, we issued $2.0 billion of 2009 junior subordinated convertible debentures due 2039 (2009 debentures). In 2005, we issued $1.6 billion of 2005 junior subordinated convertible debentures due 2035 (2005 debentures). Both the 2009 and 2005 debentures pay a fixed rate of interest semiannually.

	2009 Debentures	2005 Debentures
Annual stated coupon interest rate	3.25%	2.95%
Annual effective interest rate	7.20%	6.45%

The effective interest rate is based on the rate, at inception, for a similar instrument that does not have a conversion feature.
2009 Debentures
The 2009 debentures have a contingent interest component that requires us to pay interest based on certain thresholds or for certain events, commencing on August 1, 2019. After such date, if the 10-day average trading price of $1,000 principal amount of the bond immediately preceding any six-month interest period is less than or equal to $650 or greater than or equal to $1,500, we are required to pay contingent 0.25% or 0.50% annual interest, respectively. The fair value of the related contingent interest embedded derivative was $8 million as of December 27, 2014 ($10 million as of December 28, 2013).
The 2009 debentures are convertible, subject to certain conditions. Holders can surrender the 2009 debentures for conversion if the closing price of Intel common stock has been at least 130% of the conversion price then in effect for at least 20 trading days during the 30 consecutive trading-day period ending on the last trading day of the preceding fiscal quarter. We will settle any conversion of the 2009 debentures in cash up to the face value, and any amount in excess of face value will be settled in cash or stock at our option. On or after August 5, 2019, we can redeem, for cash, all or part of the 2009 debentures for the principal amount, plus any accrued and unpaid interest, if the closing price of Intel common stock has been at least 150% of the conversion price then in effect for at least 20 trading days during any 30 consecutive trading-day period. In addition, if certain events occur in the future, the indentures governing the 2009 debentures provide that each holder of the debentures can, for a pre-defined period of time, require us to repurchase the holder’s debentures for the principal amount plus any accrued and unpaid interest. The 2009 debentures are subordinated in right of payment to any existing and future senior debt and to the other liabilities of our subsidiaries. We have concluded that the 2009 debentures are not conventional convertible debt instruments and that the embedded stock conversion options qualify as derivatives. In addition, we have concluded that the embedded conversion options would be classified in stockholders’ equity if they were freestanding derivative instruments. As such, the embedded conversion options are not accounted for separately as derivative liabilities.
2005 Debentures
The 2005 debentures have a contingent interest component that requires us to pay interest based on certain thresholds or for certain events. If the 10-day average trading price of $1,000 principal amount of the bond immediately preceding any six-month interest period is less than or equal to $800 or greater than or equal to $1,300, we are required to pay contingent 0.25% or 0.40% annual interest, respectively. As of December 27, 2014, we met the upside contingent interest threshold. For the six-month interest period beginning December 15, 2014, we will accrue and pay contingent interest in the amount of 0.40% per annum of the average trading price for the 10 trading days immediately preceding the first day of the interest period. The fair value of the related contingent interest embedded derivative was $4 million as of December 27, 2014 ($9 million as of December 28, 2013).
The 2005 debentures are convertible into shares of our common stock. Holders can surrender the 2005 debentures for conversion at any time. We can settle any conversion of the 2005 debentures in cash or stock at our option. The 2005 debentures will become redeemable if the closing price of Intel common stock has been at least 130% of the conversion price then in effect for at least 20 trading days during any 30 consecutive trading-day period. Once this condition has been met, we can redeem, for cash, all or part of the 2005 debentures for the principal amount, plus any accrued and unpaid interest. In addition, if certain events occur in the future, the indentures governing the 2005 debentures provide that each holder of the debentures can, for a pre-defined period of time, require us to repurchase the holder’s debentures for the principal amount plus any accrued and unpaid interest. The 2005 debentures are subordinated in right of payment to any existing and future senior debt and to the other liabilities of our subsidiaries. We have concluded that the 2005 debentures are not conventional convertible debt instruments and that the embedded stock conversion options qualify as derivatives. In addition, we have concluded that the embedded conversion options would be classified in stockholders’ equity if they were freestanding derivative instruments. As such, the embedded conversion options are not accounted for separately as derivative liabilities.

	2009 Debentures		2005 Debentures
(In Millions, Except Per Share Amounts)	Dec 27, 2014	Dec 28, 2013	Dec 27, 2014	Dec 28, 2013
Outstanding principal	$2,000	$2,000	$1,600	$1,600
Equity component (including temporary equity) carrying amount	$613	$613	$466	$466
Unamortized discount	$912	$925	$640	$654
Net debt carrying amount	$1,088	$1,075	$960	$946
Conversion rate (shares of common stock per $1,000 principal amount of debentures)	46.06	45.57	34.95	34.60
Effective conversion price (per share of common stock)	$21.71	$21.94	$28.61	$28.90

In the preceding table, the remaining amortization periods for the unamortized discounts for the 2009 and 2005 debentures are approximately 25 and 21 years, respectively, as of December 27, 2014.
The conversion rate adjusts for certain events outlined in the indentures governing the 2009 and 2005 debentures, such as quarterly dividend distributions in excess of $0.14 and $0.10 per share for the 2009 and 2005 debentures, respectively, but it does not adjust for accrued interest. In addition, the conversion rate will increase for a holder of either the 2009 or 2005 debentures who elects to convert the debentures in connection with certain share exchanges, mergers, or consolidations involving Intel.
During the fourth quarter of 2014, the closing stock price conversion right condition of the 2009 debentures was met and the debentures will be convertible at the option of the holders during the first quarter of 2015. As a result of the conversion period during the first quarter of 2015, the $1.1 billion carrying amount of the 2009 debentures was classified as short-term debt on our consolidated balance sheet as of December 27, 2014. The excess of the amount of cash payable if converted over the carrying amount of the 2009 debentures of $912 million has been classified as temporary equity on our consolidated balance sheet as of December 27, 2014. In future periods, if the closing stock price conversion right condition is no longer met, all outstanding 2009 debentures would be reclassified to long-term debt and the temporary equity would be reclassified to stockholders’ equity on our consolidated balance sheet. The 2009 debentures were not convertible for the first quarter of 2014; therefore the liability and equity components of the 2009 debentures were classified as long-term debt and stockholders’ equity, respectively, as of December 28, 2013.

Debt Maturities
Our aggregate debt maturities based on outstanding principal as of December 27, 2014, by year payable, were as follows:

(In Millions)
2015	$—
2016	1,500
2017	3,000
2018	—
2019	—
2020 and thereafter	10,275
Total	$14,775

In the preceding table, the 2009 debentures are classified based on their stated maturity date, regardless of their classification on the consolidated balance sheet. Substantially all of the difference between the total aggregate debt maturities in the preceding table and the total carrying amount of our debt is due to the unamortized discount of our convertible debentures and the short-term classification of the 2009 debentures.